Q2 2026 Supplemental | Page 1 Table of Contents Conference Call 1-800-836-8184 | ID – EastGroup July 23, 2026 10:00 a.m. Eastern Time webcast available at EastGroup.net SUPPLEMENTAL INFORMATION June 30, 2026 D en to n 35 , D al la s, T X

Q2 2026 Supplemental | Page 2 Table of Contents Financial Information: Consolidated Balance Sheets ................................................................................ 3 Consolidated Statements of Income and Comprehensive Income ......................... 4 Reconciliations of GAAP to Non-GAAP Measures ................................................. 5 Consolidated Statements of Cash Flows ................................................................ 7 Same Property Portfolio Analysis ........................................................................... 8 Additional Financial Information ............................................................................. 9 Financial Statistics ................................................................................................. 10 Capital Deployment: Development and Value-Add Properties Summary ................................................ 11 Development and Value-Add Properties Transferred to Real Estate Properties ..... 12 Acquisitions and Dispositions ................................................................................. 13 Real Estate Improvements and Leasing Costs ....................................................... 14 Property Information: Leasing Statistics and Occupancy Summary ......................................................... 15 Core Market Operating Statistics ........................................................................... 16 Lease Expiration Summary .................................................................................... 17 Top 10 Customers by Annualized Base Rent ......................................................... 18 Capitalization: Debt and Equity Market Capitalization ................................................................... 19 Continuous Common Equity Program .................................................................... 20 Debt-to-EBITDAre Ratios ....................................................................................... 21 Other Information: Components of Net Asset Value ............................................................................ 22 Outlook for 2026 .................................................................................................... 23 Glossary of REIT Terms ........................................................................................ 24 FORWARD-LOOKING STATEMENTS The statements and certain other information contained herein, which can be identified by the use of forward-looking terminology such as “may,” “will,” “seek,” “expects,” “anticipates,” “believes,” “targets,” “intends,” “should,” “estimates,” “could,” “continue,” “assume,” “projects,” “goals” “plans” or variations of such words and similar expressions or the negative of such words, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby. These forward-looking statements reflect the current views of EastGroup Properties, Inc. (the “Company” or “EastGroup”) about its plans, intentions, expectations, strategies, and prospects, which are based on the information currently available to the Company and on assumptions it has made. For instance, the amount, timing and frequency of future dividends is subject to authorization by the Company’s Board of Directors and will be based upon a variety of factors. Although the Company believes that its plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, the Company can give no assurance that such plans, intentions, expectations, or strategies will be attained or achieved. Furthermore, these forward-looking statements should be considered as subject to the many risks and uncertainties that exist in the Company’s operations and business environment. Such risks and uncertainties could cause actual results to differ materially from those projected. These uncertainties include, but are not limited to: international, national, regional and local economic conditions and conflicts; the competitive environment in which the Company operates; fluctuations of occupancy or rental rates; potential defaults (including bankruptcies or insolvency) on or non-renewal of leases by tenants, or our ability to lease space at current or anticipated rents, particularly in light of the ongoing uncertainty around interest rates, tariffs and general economic conditions; disruption in supply and delivery chains; increased construction and development costs, including as a result of tariffs or the recent inflationary environment; acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with our projections or to materialize at all; potential changes in the law or governmental regulations and interpretations of those laws and regulations, including changes in real estate laws, real estate investment trust (“REIT”) or corporate income tax laws, potential changes in zoning laws, or increases in real property tax rates, and any related increased cost of compliance; our ability to maintain our qualification as a REIT; natural disasters such as fires, floods, tornadoes, hurricanes, earthquakes, or other extreme weather events, which may or may not be caused by longer-term shifts in climate patterns, could destroy buildings and damage regional economies; the availability of financing and capital, increases in or long-term elevated interest rates, and our ability to raise equity capital on attractive terms; financing risks, including the risks that our cash flows from operations may be insufficient to meet required payments of principal and interest, and we may be unable to refinance our existing debt upon maturity or obtain new financing on attractive terms or at all; our ability to retain our credit agency ratings; our ability to comply with applicable financial covenants; credit risk in the event of non-performance by the counterparties to our interest rate swaps; how and when pending forward equity sales may settle; lack of or insufficient amounts of insurance; litigation, including costs associated with prosecuting or defending claims and any adverse outcomes; our ability to attract and retain key personnel or lack of adequate succession planning; risks related to the failure, inadequacy or interruption of our data security systems and processes, including security breaches through cyber attacks; pandemics, epidemics or other public health emergencies, such as the coronavirus pandemic; potentially catastrophic events, such as acts of war, civil unrest and terrorism, including escalation or expansion of the war in the Middle East; and environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us. All forward-looking statements should be read in light of the risks identified in Part I, Item 1A. Risk Factors within the Company’s most recent Annual Report on Form 10-K, as such factors may be updated from time to time in the Company’s periodic filings and current reports filed with the SEC. The Company assumes no obligation to update publicly any forward-looking statements, including its Outlook for 2026, whether as a result of new information, future events or otherwise.

Q2 2026 Supplemental | Page 3 Consolidated Balance Sheets (In thousands, except share and per share data) (Unaudited) June 30, 2026 December 31, 2025 ASSETS Real estate properties 6,137,127$ 5,989,788 Development and value-add properties 691,516 710,200 6,828,643 6,699,988 Accumulated depreciation (1,653,367) (1,583,532) 5,175,276 5,116,456 Unconsolidated investment 6,662 7,007 Cash and cash equivalents 33,382 1,007 Other assets, net 307,546 307,337 TOTAL ASSETS 5,522,866$ 5,431,807 LIABILITIES AND EQUITY LIABILITIES Unsecured bank credit facilities, net of debt issuance costs (2,095)$ 16,249 Unsecured debt, net of debt issuance costs 1,611,583 1,611,026 Accounts payable and accrued expenses 205,779 169,945 Other liabilities 132,201 137,999 Total Liabilities 1,947,468 1,935,219 EQUITY Stockholders' Equity: Common shares; $0.0001 par value; 70,000,000 shares authorized; 53,761,342 shares issued and outstanding at June 30, 2026 and 53,348,800 at December 31, 2025 5 5 Excess shares; $0.0001 par value; 30,000,000 shares authorized; no shares issued - - Additional paid-in capital 4,017,143 3,946,792 Distributions in excess of earnings (455,915) (458,953) Accumulated other comprehensive income 13,762 8,357 Total Stockholders' Equity 3,574,995 3,496,201 Noncontrolling interest in joint ventures 403 387 Total Equity 3,575,398 3,496,588 TOTAL LIABILITIES AND EQUITY 5,522,866$ 5,431,807

Q2 2026 Supplemental | Page 4 Consolidated Statements of Income and Comprehensive Income (In thousands, except per share data) (Unaudited) 2026 2025 2026 2025 REVENUES Income from real estate operations 193,292$ 177,256 383,526 349,900 Other revenue 39 30 61 1,835 193,331 177,286 383,587 351,735 EXPENSES Expenses from real estate operations 50,684 48,363 101,207 95,123 Depreciation and amortization 56,406 53,012 111,903 105,532 General and administrative 7,207 5,290 14,823 13,244 Indirect leasing costs 231 171 456 434 114,528 106,836 228,389 214,333 OTHER INCOME (EXPENSE) Interest expense (8,990) (7,690) (18,069) (15,715) Gain on sales of real estate investments 5,189 - 30,074 - Other income 521 553 2,944 1,063 NET INCOME 75,523 63,313 170,147 122,750 Net income attributable to noncontrolling interest in joint ventures - (14) - (28) NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS 75,523 63,299 170,147 122,722 Other comprehensive income (loss) — interest rate swaps 3,426 (4,136) 5,405 (11,063) TOTAL COMPREHENSIVE INCOME 78,949$ 59,163 175,552 111,659 BASIC PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS Net income attributable to common stockholders 1.41$ 1.21 3.18 2.35 Weighted average shares outstanding — Basic 53,672 52,508 53,562 52,237 DILUTED PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS Net income attributable to common stockholders 1.40$ 1.20 3.17 2.35 Weighted average shares outstanding — Diluted 53,783 52,579 53,665 52,304 Six Months Ended June 30,June 30, Three Months Ended

Q2 2026 Supplemental | Page 5 Reconciliations of GAAP to Non-GAAP Measures (In thousands, except per share data) (Unaudited) 2026 2025 2026 2025 NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS 75,523$ 63,299 170,147 122,722 Depreciation and amortization 56,406 53,012 111,903 105,532 Company's share of depreciation from unconsolidated investment 31 31 62 62 Depreciation and amortization attributable to noncontrolling interest - (1) (1) (2) Gain on sales of real estate investments (5,189) - (30,074) - FUNDS FROM OPERATIONS ("FFO") ATTRIBUTABLE TO COMMON STOCKHOLDERS* 126,771 116,341 252,037 228,314 Gain on involuntary conversion and business interruption claims - - (1,950) (1,763) FFO ATTRIBUTABLE TO COMMON STOCKHOLDERS — EXCLUDING GAIN ON INVOLUNTARY CONVERSION AND BUSINESS INTERRUPTION CLAIMS* 126,771$ 116,341 250,087 226,551 NET INCOME 75,523$ 63,313 170,147 122,750 Interest expense (1) 8,990 7,690 18,069 15,715 Depreciation and amortization 56,406 53,012 111,903 105,532 Company's share of depreciation from unconsolidated investment 31 31 62 62 EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION ("EBITDA") 140,950 124,046 300,181 244,059 Gain on sales of real estate investments (5,189) - (30,074) - EBITDA FOR REAL ESTATE ("EBITDAre")* 135,761$ 124,046 270,107 244,059 DILUTED PER COMMON SHARE DATA FOR EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS Net income attributable to common stockholders 1.40$ 1.20 3.17 2.35 FFO attributable to common stockholders* 2.36$ 2.21 4.70 4.37 FFO attributable to common stockholders -— Excluding gain on involuntary conversion and business interruption claims* 2.36$ 2.21 4.66 4.33 Weighted average shares outstanding for EPS and FFO purposes — Diluted 53,783 52,579 53,665 52,304 (1)  Net of capitalized interest of $5,649 and $5,340 for the three months ended June 30, 2026 and 2025, respectively; and $11,572 and $10,500 for the six months ended June 30, 2026 and 2025, respectively. * This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms. June 30, Three Months Ended June 30, Six Months Ended

Q2 2026 Supplemental | Page 6 Reconciliations of GAAP to Non-GAAP Measures (continued) (In thousands) (Unaudited) 2026 2025 2026 2025 NET INCOME 75,523$ 63,313 170,147 122,750 Gain on sales of real estate investments (5,189) - (30,074) - Gain on involuntary conversion and business interruption claims - - (1,950) (1,763) Interest income (244) (277) (439) (509) Other (39) (30) (61) (72) Indirect leasing costs 231 171 456 434 Depreciation and amortization 56,406 53,012 111,903 105,532 Company's share of depreciation from unconsolidated investment 31 31 62 62 Interest expense (1) 8,990 7,690 18,069 15,715 General and administrative expense (2) 7,207 5,290 14,823 13,244 Noncontrolling interest in PNOI of consolidated joint ventures - (16) - (31) PROPERTY NET OPERATING INCOME ("PNOI")* 142,916 129,184 282,936 255,362 PNOI from 2025 and 2026 acquisitions (2,965) - (5,623) - PNOI from 2025 and 2026 development and value-add properties (6,138) (2,577) (10,625) (4,361) PNOI from 2025 and 2026 operating property dispositions (5) (676) (363) (1,406) Other PNOI 222 455 417 713 SAME PNOI (Straight-Line Basis)* 134,030 126,386 266,742 250,308 Lease termination fee income from same properties (52) (193) (95) (732) SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Straight-Line Basis)* 133,978 126,193 266,647 249,576 Straight-line rent adjustments for same properties (1,274) (3,391) (2,813) (6,386) Acquired leases — Market rent adjustment amortization for same properties (1,323) (1,520) (2,692) (3,087) SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Cash Basis)* 131,381$ 121,282 261,142 240,103 Three Months Ended * This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms. Six Months Ended June 30, June 30, (1)  Net of capitalized interest of $5,649 and $5,340 for the three months ended June 30, 2026 and 2025, respectively; and $11,572 and $10,500 for the six months ended June 30, 2026 and 2025, respectively. (2)  Net of capitalized development costs of $1,785 and $1,717 for the three months ended June 30, 2026 and 2025, respectively; and $4,124 and $3,671 for the six months ended June 30, 2026 and 2025, respectively.

Q2 2026 Supplemental | Page 7 Consolidated Statements of Cash Flows (In thousands) (Unaudited) 2026 2025 OPERATING ACTIVITIES Net income 170,147$ 122,750 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 111,903 105,532 Stock-based compensation expense 6,952 6,535 Gain on sales of real estate investments (30,074) - Gain on involuntary conversion and business interruption claims (1,950) (1,763) Changes in operating assets and liabilities: Accrued income and other assets 12,667 3,700 Accounts payable, accrued expenses and prepaid rent 30,862 39,014 Other 1,433 1,313 NET CASH PROVIDED BY OPERATING ACTIVITIES 301,940 277,081 INVESTING ACTIVITIES Development and value-add properties (99,525) (158,709) Purchases of real estate properties (38,130) - Real estate improvements (29,015) (44,002) Net proceeds from sales of real estate investments and non-operating real estate 42,901 3,371 Leasing commissions (17,287) (17,451) Proceeds from involuntary conversion on real estate assets 2,143 3,099 Changes in accrued development costs 878 5,299 Changes in other assets and other liabilities (8,440) 495 NET CASH USED IN INVESTING ACTIVITIES (146,475) (207,898) FINANCING ACTIVITIES Proceeds from unsecured bank credit facilities 134,544 22,851 Repayments on unsecured bank credit facilities (153,389) (22,851) Repayments on unsecured debt - (50,000) Debt issuance costs (32) (103) Distributions paid to stockholders (not including dividends accrued) (166,902) (146,299) Proceeds from common stock offerings 69,300 147,006 Common stock offering related costs (467) (96) Other (6,144) (4,299) NET CASH USED IN FINANCING ACTIVITIES (123,090) (53,791) INCREASE IN CASH AND CASH EQUIVALENTS 32,375 15,392 CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD 1,007 17,529 CASH AND CASH EQUIVALENTS AT END OF PERIOD 33,382$ 32,921 SUPPLEMENTAL CASH FLOW INFORMATION Cash paid for interest, net of amounts capitalized of $11,572 and $10,500 for 2026 and 2025, respectively 17,064$ 14,593 Cash paid for operating lease liabilities 1,868 1,787 NON-CASH OPERATING ACTIVITY Operating lease liabilities arising from obtaining right of use assets 848$ - SUPPLEMENTAL NON-CASH BALANCES AT END OF PERIOD Development costs payable 15,487$ 22,789 Retainage payable 7,635 9,818 Real estate improvements and capitalized leasing costs payable 10,427 9,419 Dividends payable 84,932 74,932 Six Months Ended June 30,

Q2 2026 Supplemental | Page 8 Same Property Portfolio Analysis (In thousands) (Unaudited) 2026 2025 % Change 2026 2025 % Change Same Property Portfolio (1) Square feet as of period end 58,269 58,269 58,269 58,269 Average occupancy 96.9% 96.3% 0.6% 97.1% 96.2% 0.9% Occupancy as of period end 96.9% 96.5% 0.4% 96.9% 96.5% 0.4% Same Property Portfolio Analysis (Straight-Line Basis) (1) * Income from real estate operations 181,495$ 173,187 4.8% 361,910$ 342,848 5.6% Less cash received for lease terminations (52) (193) (95) (732) Income excluding lease termination income 181,443 172,994 4.9% 361,815 342,116 5.8% Expenses from real estate operations (47,465) (46,801) 1.4% (95,168) (92,540) 2.8% PNOI, excluding income from lease terminations 133,978$ 126,193 6.2% 266,647$ 249,576 6.8% Same Property Portfolio Analysis (Cash Basis) (1) * Income from real estate operations 178,898$ 168,276 6.3% 356,405$ 333,375 6.9% Less cash received for lease terminations (52) (193) (95) (732) Income excluding lease termination income 178,846 168,083 6.4% 356,310 332,643 7.1% Expenses from real estate operations (47,465) (46,801) 1.4% (95,168) (92,540) 2.8% PNOI, excluding income from lease terminations 131,381$ 121,282 8.3% 261,142$ 240,103 8.8% (1) Includes properties which were included in the operating portfolio for the entire period of 1/1/25 through 6/30/26. * This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms. June 30, June 30, Three Months Ended Six Months Ended

Q2 2026 Supplemental | Page 9 Additional Financial Information (In thousands) (Unaudited) 2026 2025 2026 2025 Lease income - operating leases 146,966$ 133,727 290,979 263,793 Variable lease income (1) 46,326 43,529 92,547 86,107 Income from real estate operations 193,292 177,256 383,526 349,900 Straight-line rent income adjustment 3,820 4,695 6,995 8,259 Stock-based compensation expense (2,793) (2,303) (6,952) (6,535) Debt issuance costs amortization (546) (454) (1,091) (920) Gain on involuntary conversion and business interruption claims (2) - - 1,950 1,763 Acquired leases - market rent adjustment amortization 1,548 1,520 3,124 3,087 2026 2025 2026 2025 WEIGHTED AVERAGE COMMON SHARES Weighted average common shares - Basic 53,672 52,508 53,562 52,237 BASIC SHARES FOR EARNINGS PER SHARE ("EPS") 53,672 52,508 53,562 52,237 Potential common shares: Effect of dilutive securities 111 71 103 67 DILUTED SHARES FOR EPS AND FFO 53,783 52,579 53,665 52,304 (1) Primarily includes tenant reimbursements for real estate taxes, insurance and common area maintenance. (2) For the three and six months ended June 30, 2026, the gains are included in Other income on the Consolidated Statements of Income and Comprehensive Income; included in FFO. For the three and six months ended June 30, 2025, the gains are included in Other revenue on the Consolidated Statements of Income and Comprehensive Income; included in FFO. June 30, Three Months Ended Three Months Ended June 30, Six Months Ended June 30, Six Months Ended June 30, SELECTED INCOME STATEMENT INFORMATION (Items below represent increases or (decreases) in FFO)

Q2 2026 Supplemental | Page 10 Financial Statistics ($ in thousands, except per share data) (Unaudited) Quarter Ended 6/30/26 2025 2024 2023 2022 ASSETS/MARKET CAPITALIZATION Assets 5,522,866$ 5,431,807 5,077,476 4,519,213 4,035,837 Equity Market Capitalization 10,888,285 9,503,555 8,317,522 8,754,937 6,451,794 Total Market Capitalization (Debt and Equity) (1) 12,503,285 11,137,400 9,827,522 10,434,937 8,318,835 Shares Outstanding - Common 53,761,342 53,348,800 51,825,798 47,700,432 43,575,539 Price per share 202.53$ 178.14 160.49 183.54 148.06 FFO CHANGE* FFO per diluted share 2.36$ 8.98 8.35 7.79 7.00 Change compared to same period prior year 6.8% 7.5% 7.2% 11.3% 14.9% COMMON DIVIDEND PAYOUT RATIO* Dividend distribution 1.55$ 5.90 5.34 5.04 4.70 FFO per diluted share 2.36 8.98 8.35 7.79 7.00 Dividend payout ratio 66% 66% 64% 65% 67% COMMON DIVIDEND YIELD (2) Dividend distribution 1.55$ 5.90 5.34 5.04 4.70 Price per share 202.53 178.14 160.49 183.54 148.06 Dividend yield 3.1% 3.3% 3.3% 2.7% 3.2% FFO MULTIPLE (3) * FFO per diluted share 2.36$ 8.98 8.35 7.79 7.00 Price per share 202.53 178.14 160.49 183.54 148.06 Multiple 21.5 19.8 19.2 23.6 21.2 INTEREST & FIXED CHARGE COVERAGE RATIO* EBITDAre 135,761$ 506,427 447,186 401,335 337,536 Interest expense 8,990 32,113 38,956 47,996 38,499 Interest and fixed charge coverage ratio 15.1 15.8 11.5 8.4 8.8 DEBT-TO-EBITDAre RATIO (4) * Debt 1,609,488$ 1,627,275 1,503,562 1,674,827 1,861,744 EBITDAre 135,761 506,427 447,186 401,335 337,536 Debt-To-EBITDAre ratio (4) 3.0 3.2 3.4 4.2 5.5 Adjusted debt-to-pro forma EBITDAre ratio (4) 2.4 2.5 2.3 3.2 4.5 DEBT-TO-TOTAL MARKET CAPITALIZATION (1) 12.9% 14.7% 15.4% 16.1% 22.4% ISSUER RATINGS (5) Issuer Rating Outlook Moody's Ratings Baa1 Stable (1) Before deducting unamortized debt issuance costs. (2) Quarterly calculation: (Dividend distributions for the quarter x 4)/price per share. Yearly calculation: Dividend for the 12-month period/price per share. (3) Quarterly calculation: (FFO per diluted share for the quarter x 4)/price per share. Yearly calculation: FFO per diluted share for the 12-month period/price per share. (4) Quarterly calculation: Debt/(EBITDAre for the quarter x 4). Yearly calculation: Debt/EBITDAre for the 12-month period. (5) A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. * This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms. Years Ended

Q2 2026 Supplemental | Page 11 Development and Value-Add Properties Summary ($ in thousands) (Unaudited) Cumulative Anticipated Costs at Projected Conversion % Leased Square Feet (SF) 6/30/26 Total Costs Date (1) 7/21/26 Lease-Up Arista 36 1-3 Denver, CO 360,000 68,589$ 80,300 10/26 0% Hillside 2 Greenville, SC 141,000 13,968 15,300 11/26 22% Crossroads 2 Tampa, FL 203,000 31,148 32,300 12/26 89% Gateway Interchange A & B Phoenix, AZ 137,000 25,025 26,200 02/27 48% Gateway Interchange F & G Phoenix, AZ 224,000 38,666 40,000 03/27 29% Greenway 100 & 200 Atlanta, GA 289,000 27,475 34,200 05/27 27% Total Lease-up 1,354,000 204,871 228,300 31% Wgt Avg % Under Construction Horizon West 9 Orlando, FL 113,000 13,887 15,900 08/26 100% Country Club 5 Expansion Tucson, AZ 100,000 286 10,600 04/27 100% McKinney 5 & 6 Dallas, TX 161,000 17,066 27,000 09/27 0% Crossroads 3 Tampa, FL 156,000 21,183 26,900 10/27 0% Braselton 1 Atlanta, GA 205,000 10,887 23,500 12/27 0% Station 24 1 & 2 Nashville, TN 180,000 13,596 35,700 12/27 0% Grand West Crossing 3 & 4 Houston, TX 128,000 3,532 18,900 02/28 0% North Ridge Trail Orlando, FL 229,000 15,678 33,100 03/28 0% Skyway 3 Charlotte, NC 156,000 4,505 20,400 03/28 0% World Houston 48 Houston, TX 191,000 3,114 18,800 03/28 0% Schertz Summit Park 1 & 2 San Antonio, TX 202,000 3,090 27,700 07/28 29% Total Under Construction 1,821,000 106,824 258,500 15% Wgt Avg % Total Lease-Up and Under Construction 3,175,000 311,695$ 486,800 22% Wgt Avg % Projected Stabilized Yields (2) Yield Lease-Up 7.1% Under Construction 7.5% Lease-Up and Under Construction 7.3% Prospective Development Acres Projected SF Phoenix, AZ 33 419,000 19,955$ Sacramento, CA 4 78,000 2,899 San Diego, CA 6 60,000 14,812 Fort Myers, FL 20 210,000 4,270 Miami, FL 24 313,000 28,475 Orlando, FL 24 239,000 10,403 Tampa, FL 125 991,000 45,554 Atlanta, GA 88 916,000 18,782 Charlotte, NC 91 672,000 11,797 Greenville, SC 65 525,000 8,852 Nashville, TN 15 190,000 7,279 Austin, TX 132 1,583,000 55,672 Dallas, TX 119 1,355,000 71,802 Fort Worth, TX 121 1,316,000 35,655 Houston, TX 56 803,000 23,711 San Antonio, TX 106 1,322,000 19,903 Total Prospective Development 1,029 10,992,000 379,821 Total Development and Value-Add Properties 1,029 14,167,000 691,516$ (1) Development projects will transfer to the operating portfolio at the earlier of 90% occupancy or one year after shell completion. (2) Weighted average yield based on projected stabilized annual property net operating income on a straight-line basis at 100% occupancy divided by projected total costs.

Q2 2026 Supplemental | Page 12 Development and Value-Add Properties Transferred to Real Estate Properties ($ in thousands) (Unaudited) Cumulative Costs at Conversion % Leased Square Feet (SF) 6/30/26 Date 7/21/26 1st Quarter Denton 35 Exchange 1 & 2 Dallas, TX 244,000 33,194$ 02/26 100% Skyway 1 & 2 Charlotte, NC 318,000 37,783 03/26 79% 562,000 70,977 2nd Quarter Grand West Crossing 2 Houston, TX 97,000 11,183 04/26 100% Texas Avenue 1 & 2 Austin, TX 129,000 21,770 04/26 100% World Houston 46 Houston, TX 181,000 17,062 04/26 100% Dominguez (1) Los Angeles, CA 262,000 7,834 06/26 100% 669,000 57,849 Total Transferred to Real Estate Properties 1,231,000 128,826$ 95% Wgt Avg % Projected Stabilized Yield (2) 9.4% (1) Represents a redevelopment project. (2) Weighted average yield based on projected stabilized annual property net operating income on a straight-line basis at 100% occupancy divided by projected total costs. The projected stabilized yield excluding the redevelopment project is 7.6%

Q2 2026 Supplemental | Page 13 Acquisitions and Dispositions Through June 30, 2026 ($ in thousands) (Unaudited) Date Property Name Location Size Purchase Price (1) 1st Quarter 02/18/26 Legend Point Logistics Crossing 2 & 3 Jacksonville, FL 177,000 SF 38,130$ 2nd Quarter None Total Acquisitions 177,000 SF 38,130$ Date Property Name Location Size Gross Sales Price 1st Quarter 02/12/26 Shaw Commerce Center Fresno, CA 398,000 SF 37,000$ 24,885 2nd Quarter 04/09/26 Beach Commerce Center Jacksonville, FL 46,000 SF 7,000 5,189 Total Dispositions 444,000 SF 44,000$ 30,074 DISPOSITIONS ACQUISITIONS (2) Included in Gain on sales of real estate investments on the Consolidated Statements of Income and Comprehensive Income; not included in FFO. (1) Represents acquisition price plus closing costs. Realized Gain (2)

Q2 2026 Supplemental | Page 14 Real Estate Improvements and Leasing Costs (In thousands) (Unaudited) REAL ESTATE IMPROVEMENTS 2026 2025 2026 2025 Upgrade on acquisitions 8$ 10 49 62 Tenant improvements: New tenants 4,345 6,041 8,218 11,548 Renewal tenants 660 1,058 2,323 2,469 Building improvements 3,325 3,699 5,434 9,231 Roofs 2,751 4,228 6,058 10,021 Parking lots 1,334 1,715 3,408 2,515 Other 1,296 1,696 2,117 2,854 TOTAL REAL ESTATE IMPROVEMENTS (1) 13,719$ 18,447 27,607 38,700 CAPITALIZED LEASING COSTS (Principally Commissions) Development and value-add 4,186$ 1,282 5,695 3,369 New tenants 3,132 2,876 4,696 7,290 Renewal tenants 4,809 2,159 7,827 6,227 TOTAL CAPITALIZED LEASING COSTS (2)(3) 12,127$ 6,317 18,218 16,886 (1) Reconciliation of Total Real Estate Improvements to Real Estate Improvements on the Consolidated Statements of Cash Flows: 2026 2025 Total Real Estate Improvements 27,607$ 38,700 Change in real estate property payables 845 (1,230) Change in construction in progress 563 6,532 29,015$ 44,002 (2) Included in Other Assets on the Consolidated Balance Sheets. (3) Reconciliation of Total Capitalized Leasing Costs to Leasing Commissions on the Consolidated Statements of Cash Flows: 2026 2025 Total Capitalized Leasing Costs 18,218$ 16,886 Change in leasing commissions payables (931) 565 17,287$ 17,451 Six Months Ended June 30, Leasing Commissions on the Consolidated Statements of Cash Flows June 30, Real Estate Improvements on the Consolidated Statements of Cash Flows Six Months Ended June 30, Six Months EndedThree Months Ended June 30,

Q2 2026 Supplemental | Page 15 Leasing Statistics and Occupancy Summary (Unaudited) Three Months Ended Number of Square Feet Weighted Rental Rate Change Rental Rate Change PSF Tenant PSF Leasing PSF Total June 30, 2026 Leases Signed Signed Average Term Straight-Line Basis (1) Cash Basis (1) Improvement (2) Commission (2) Leasing Cost (2) (In Thousands) (In Years) New Leases (3) 31 837 4.5 44.4% 26.5% $5.16 $3.83 $8.99 Renewal Leases 55 2,002 4.5 30.2% 15.7% 1.07 2.37 3.44 Total/Weighted Average 86 2,839 4.5 34.1% 18.7% 2.28 $2.80 $5.08 Per Year $0.51 $0.62 $1.13 Weighted Average Retention (4) 74.9% Six Months Ended Number of Square Feet Weighted Rental Rate Change Rental Rate Change PSF Tenant PSF Leasing PSF Total June 30, 2026 Leases Signed Signed Average Term Straight-Line Basis (1) Cash Basis (1) Improvement (2) Commission (2) Leasing Cost (2) (In Thousands) (In Years) New Leases (3) 53 1,205 4.7 41.0% 25.1% $5.64 $3.93 $9.57 Renewal Leases 102 3,682 4.2 33.2% 17.4% 1.13 2.10 3.23 Total/Weighted Average 155 4,887 4.3 35.2% 19.3% $2.24 $2.55 $4.79 Per Year $0.52 $0.59 $1.11 Weighted Average Retention (4) 78.5% 06/30/26 03/31/26 12/31/25 09/30/25 06/30/25 Percentage Leased 96.8% 96.5% 97.0% 96.7% 97.1% Percentage Occupied (5) 95.6% 95.9% 96.5% 95.9% 96.0% (1) Rental Rate Change is reported for leases signed during the periods presented. Refer to full definition in the Glossary of REIT Terms. (2) Per square foot (PSF) amounts represent total amounts for the life of the lease, except as noted for the Per Year amounts. (3) Does not include leases with terms less than 12 months and leases for first generation space. (4) Calculated as SF of renewal leases signed during the quarter / SF of leases expiring during the quarter plus early renewals signed (not including early terminations or bankruptcies). (5) Operating portfolio was 95.6% occupied as of June 30, 2026, and average month-end occupancy of the operating portolio was 95.6% for April-June 2026.

Q2 2026 Supplemental | Page 16 Core Market Operating Statistics June 30, 2026 (Unaudited) Total % of Total Square Feet Annualized % Straight-Line Cash Straight-Line Cash Straight-Line Cash Straight-Line Cash of Properties Base Rent (1) Leased 2026 (2) 2027 Basis Basis Basis Basis Basis Basis Basis Basis Texas Dallas 6,672,000 11.3% 98.7% 275,000 1,008,000 11.7% 12.5% 10.1% 10.9% 59.5% 38.1% 64.5% 42.2% Houston 7,386,000 9.8% 97.4% 328,000 1,021,000 6.2% 8.1% 7.3% 9.6% 48.8% 27.1% 42.7% 21.9% San Antonio 4,899,000 7.0% 94.5% 207,000 719,000 14.5% 14.6% 12.2% 12.7% 37.7% 18.6% 29.8% 14.2% Austin 1,885,000 3.6% 94.2% 61,000 287,000 9.5% 9.3% 10.6% 8.4% N/A N/A 17.7% 13.0% Fort Worth 1,459,000 2.2% 95.0% 54,000 155,000 32.6% 35.3% 28.4% 27.6% 91.6% 73.1% 96.4% 67.0% El Paso 1,126,000 1.4% 96.1% 6,000 279,000 -0.1% 3.8% 0.2% 4.3% 41.8% 24.4% 44.7% 27.1% 23,427,000 35.3% 96.7% 931,000 3,469,000 10.7% 11.8% 10.1% 11.0% 46.1% 26.1% 44.4% 25.8% Florida Orlando 4,983,000 8.3% 97.2% 104,000 573,000 8.7% 8.7% 9.6% 11.1% 49.2% 32.1% 40.8% 27.6% Tampa 4,656,000 7.3% 95.9% 674,000 891,000 5.7% 6.5% 7.8% 8.9% 36.4% 16.9% 34.1% 17.7% Miami/Fort Lauderdale 2,034,000 4.2% 91.5% 97,000 258,000 -0.1% 6.2% 0.9% 6.8% 57.5% 30.2% 53.0% 27.9% Jacksonville 2,404,000 3.3% 98.2% 211,000 403,000 17.5% 15.8% 15.0% 15.5% 41.5% 22.8% 29.0% 18.0% Fort Myers 996,000 1.8% 98.0% - 114,000 13.1% 13.5% 9.3% 11.3% 62.0% 36.1% 64.9% 42.0% 15,073,000 24.9% 96.2% 1,086,000 2,239,000 7.7% 8.8% 8.2% 10.3% 47.4% 25.6% 38.8% 22.7% California San Francisco 2,463,000 5.1% 95.2% 134,000 319,000 4.5% 6.2% 6.6% 11.3% 2.8% 1.3% 2.8% 1.3% Los Angeles (4) 2,408,000 4.7% 94.4% 97,000 736,000 -8.3% -3.6% -1.5% 0.7% 18.3% 5.8% 19.5% 7.3% San Diego 1,933,000 3.9% 95.6% 84,000 199,000 -4.2% 5.9% -5.7% 2.5% N/A N/A 34.6% 19.1% Sacramento 329,000 0.5% 96.9% - 151,000 -11.6% -11.7% -16.3% -22.0% 9.6% 1.1% 9.6% 1.1% 7,133,000 14.2% 95.1% 315,000 1,405,000 -2.7% 2.2% -0.4% 4.1% 12.9% 4.0% 17.1% 7.3% Arizona Phoenix 3,518,000 6.5% 98.4% 141,000 1,042,000 9.9% 12.1% 10.7% 10.5% 17.0% 8.8% 57.2% 40.0% Tucson 848,000 1.1% 99.4% - 66,000 10.8% 11.3% 7.7% 8.3% N/A N/A 28.8% 3.0% 4,366,000 7.6% 98.6% 141,000 1,108,000 10.0% 12.0% 10.3% 10.2% 17.0% 8.8% 40.1% 16.6% Other Core Charlotte 4,200,000 5.8% 97.7% 174,000 769,000 6.4% 15.3% 11.1% 16.2% 62.8% 48.2% 51.1% 28.7% Las Vegas 1,497,000 3.3% 100.0% 77,000 248,000 -0.8% 0.6% 0.3% 2.0% 57.6% 36.5% 57.6% 36.5% Atlanta 2,941,000 3.6% 97.6% 77,000 188,000 -3.1% -3.2% -3.4% -2.8% 27.6% 18.0% 28.9% 19.1% Denver 886,000 1.4% 92.0% 20,000 101,000 -2.1% -6.4% 1.1% -2.0% 18.2% 7.6% 20.4% 9.3% Greenville 1,102,000 1.3% 100.0% 32,000 157,000 1.8% 4.6% 1.1% 4.1% 29.3% 16.8% 29.3% 16.8% 10,626,000 15.4% 97.8% 380,000 1,463,000 1.4% 4.6% 3.5% 5.8% 39.3% 25.4% 38.8% 23.2% Total Core Markets 60,625,000 97.4% 96.7% 2,853,000 9,684,000 6.3% 8.4% 6.9% 8.8% 34.1% 18.7% 35.2% 19.4% Total Other Markets 1,898,000 2.6% 99.8% 67,000 146,000 2.2% 4.4% 3.4% 5.4% N/A N/A 18.0% 4.0% Total Operating Properties 62,523,000 100.0% 96.8% 2,920,000 9,830,000 6.2% 8.3% 6.8% 8.8% 34.1% 18.7% 35.2% 19.3% (1) Based on the Annualized Base Rent as of the reporting period for occupied square feet (without S/L Rent). (2) Square Feet expiring during the remainder of the year, including month-to-month leases. (3) Rental Rate Change is reported for leases signed during the periods presented. Refer to full definition in the Glossary of REIT Terms. (4) Includes the Company's share of its less-than-wholly-owned real estate investments. * This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms. in Square Feet Same PNOI Change* Rental Rate Change (excluding income from lease terminations) New and Renewal Leases (3) Lease Expirations QTR YTD QTR YTD

Q2 2026 Supplemental | Page 17 Lease Expiration Summary - Total Square Feet of Operating Properties Based on Leases Signed Through June 30, 2026 ($ in thousands) (Unaudited) Annualized Current % of Total Base Rent of Base Rent of Total Rentable Leases Expiring Leases Expiring Year of Lease Expiration Square Feet (without S/L Rent) (without S/L Rent) Available 1,992,000 -$ 0.0% 2026 - remainder of year 2,920,000 26,182 4.5% 2027 9,830,000 93,694 16.0% 2028 9,873,000 97,561 16.7% 2029 9,315,000 91,903 15.7% 2030 8,984,000 86,192 14.8% 2031 7,446,000 73,479 12.6% 2032 3,614,000 30,832 5.3% 2033 3,169,000 30,149 5.2% 2034 1,879,000 19,186 3.3% 2035 and beyond 3,501,000 34,597 5.9% TOTAL 62,523,000 583,775$ 100.0%

Q2 2026 Supplemental | Page 18 Top 10 Customers by Annualized Base Rent As of June 30, 2026 (Unaudited) % of Total # of % of Total Annualized Customer Leases Location Portfolio SF Base Rent (1) 1 Amazon 2 San Diego, CA 710,000 1 San Antonio, TX 57,000 1.2% 1.5% 2 DSV Air & Sea Inc. 3 Houston, TX 385,000 1 Phoenix, AZ 41,000 1 San Diego, CA 20,000 0.7% 0.7% 3 Mattress Firm 1 Houston, TX 202,000 1 Tampa, FL 108,000 1 San Diego, CA 66,000 1 Jacksonville, FL 49,000 1 Fort Myers, FL 25,000 0.7% 0.6% 4 Consolidated Electrical Distributors 2 San Antonio, TX 145,000 1 Orlando, FL 104,000 1 San Francisco, CA 84,000 1 Charlotte, NC 41,000 0.6% 0.6% 5 REPET, Inc. 1 Los Angeles, CA 300,000 0.5% 0.6% 6 FedEx Corp. 1 Dallas, TX 157,000 1 Fort Myers, FL 63,000 1 San Diego, CA 51,000 1 Fort Lauderdale, FL 50,000 0.5% 0.6% 7 Leviat 1 San Antonio, TX 264,000 1 Tampa, FL 48,000 0.5% 0.5% 8 S.P. Richards Co. 1 Orlando, FL 404,000 0.6% 0.5% 9 The Chamberlain Group 2 Tucson, AZ 350,000 0.6% 0.5% 10 Infinite Electronics, Inc. 4 Dallas, TX 320,000 0.5% 0.5% 32 4,044,000 6.5% 6.6% (1) Calculation: Customer Annualized Base Rent as of 6/30/26 (without S/L Rent) / Total Annualized Base Rent (without S/L Rent). Leased Total SF

Q2 2026 Supplemental | Page 19 Debt and Equity Market Capitalization June 30, 2026 ($ in thousands, except per share data) (Unaudited) Unsecured debt (fixed rate) (1) Maturity Dates Weighted Average Interest Rate Principal Payments Maturing Average Years to Maturity October 10, 2026 1.98% 100,000$ December 15, 2026 3.75% 40,000 March 25, 2027 1.70% 100,000 August 31, 2027 3.89% 75,000 Year 2028 3.04% 160,000 Year 2029 3.88% 155,000 Year 2030 3.83% 300,000 Year 2031 and beyond 3.63% 685,000 Total unsecured debt (fixed rate) (1) 3.43% 1,615,000 3.8 Unsecured bank credit facilities (variable rate) $50MM Line - 4.395% - matures 7/31/2028 - $625MM Line - 4.379% - matures 7/31/2028 - Total carrying amount of debt 1,615,000 Total unamortized debt issuance costs (5,512) Total debt, net of unamortized debt issuance costs 1,609,488$ Equity market capitalization Shares outstanding - common 53,761,342 Price per share at quarter end 202.53$ Total equity market capitalization 10,888,285$ Total market capitalization (debt and equity) (2) 12,503,285$ Total debt / total market capitalization (2) 12.9% (1) These loans have a fixed interest rate or an effectively fixed interest rate due to interest rate swaps. (2) Debt refers to total carrying amount of debt.

Q2 2026 Supplemental | Page 20 Continuous Common Equity Program ($ in thousands, except per share data) (Unaudited) Common Stock Weighted Average Price Gross Proceeds (1) (In shares) (Per share) (In thousands) 1st Quarter 2026: Total shares issued and proceeds received 365,620 191.46$ 70,000$ (2) 2nd Quarter 2026: Total shares issued and proceeds received - - - Total direct common stock issuance for the six months ended 6/30/2026 365,620 191.46$ 70,000$ Common Stock Weighted Average Price Gross Proceeds (1) (In shares) (Per share) (In thousands) Forward Shares Agreements Outstanding at 12/31/2025 - -$ -$ 1st Quarter 2026: New forward sale agreements 252,136 196.16 49,459 Forward shares issued and proceeds received - - - Forward Shares Agreements Outstanding at 3/31/2026 252,136 196.16 49,459 2nd Quarter 2026: New forward sale agreements 788,321 203.15 160,144 Forward shares issued and proceeds received - - - Forward Shares Agreements Outstanding at 6/30/2026 1,040,457 201.45$ 209,603$ (3) Gross Sales Price (In thousands) Total Gross Sales Price Authorized for Issuance on 12/5/2025 1,000,000$ Amount settled from 12/6/2025 through 7/21/2026 (70,000) Amount of outstanding forward equity sale agreements as of 7/21/2026 (209,603) (3) Remaining Capacity for Issuance as of 7/21/2026 720,397$ DIRECT COMMON STOCK ISSUANCE ACTIVITY (3) Available through forward equity sale agreements before the applicable settlement periods expire, which occur between March and June 2027. FORWARD EQUITY SALE AGREEMENTS ACTIVITY (2) Gross proceeds received under the Company's continuous equity offering from 1/1/2026 through 7/21/2026 were $70,000. (1) During the six months ended June 30, 2026, the Company recognized offering-related costs for direct issuances and forward agreements of $1,166, which is not deducted from proceeds above. SALES AGENCY FINANCING AGREEMENTS

Q2 2026 Supplemental | Page 21 Debt-to-EBITDAre Ratios ($ in thousands) (Unaudited) Quarter Ended June 30, 2026 (1) 2025 2024 2023 2022 2021 Debt 1,609,488$ 1,627,275$ 1,503,562 1,674,827 1,861,744 1,451,778 EBITDAre* 135,761 506,427 447,186 401,335 337,536 278,959 DEBT-TO-EBITDAre RATIO* 3.0 3.2 3.4 4.2 5.5 5.2 Debt 1,609,488$ 1,627,275$ 1,503,562 1,674,827 1,861,744 1,451,778 Subtract development and value-add properties in lease-up or under construction (311,695) (338,583) (424,068) (374,924) (324,831) (376,611) Adjusted Debt* 1,297,793$ 1,288,692$ 1,079,494 1,299,903 1,536,913 1,075,167 EBITDAre* 135,761$ 506,427$ 447,186 401,335 337,536 278,959 Adjust for acquisitions as if owned for entire period (3) - 6,406 26,514 5,490 6,900 4,213 Adjust for development and value-add properties in lease-up or under construction (3) (661) (1,076) (1,558) (1,909) (857) (700) Adjust for properties sold during the period (3) (5) (40) (177) (2,001) (235) (1,517) Pro Forma EBITDAre* 135,095$ 511,717$ 471,965 402,915 343,344 280,955 ADJUSTED DEBT-TO-PRO FORMA EBITDAre RATIO* 2.4 2.5 2.3 3.2 4.5 3.8 (1) Quarterly calculations annualize EBITDAre for the quarter. (2) Yearly calculations use EBITDAre for the 12-month period. (3) PNOI on a Straight-Line Basis. * This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms. Years Ended December 31, (2)

Q2 2026 Supplemental | Page 22 Components of Net Asset Value (In thousands) (Unaudited) Three Months Ended June 30, 2026 Quarterly property net operating income (PNOI) (Straight-Line Basis) 142,916$ Stabilized occupancy adjustment (97.0% occupancy) 2,671 (1) Development and value-add projects adjustment (100% occupancy) 10,430 (2) Adjust for acquisitions as if owned for entire period - (3) Remove PNOI for properties sold during the period (5) (4) Straight-line rent income adjustment (3,820) Market rent amortization - acquired leases (1,548) Adjusted PNOI (Cash Basis) 150,644$ x 4 Annualized PNOI (Cash Basis) 602,578$ June 30, 2026 Cash and cash equivalents 33,382$ Company's share of unconsolidated investment assets, net of non-cash assets 47 Other assets, net of non-cash assets 28,550 Prospective development (primarily land) - cumulative costs incurred 379,821 Total Other Assets 441,800$ Liabilities, net of non-cash liabilities 1,888,354$ Projected costs remaining on current development pipeline 179,241 (5) Company's share of unconsolidated investment liabilities, net of non-cash liabilities 63 Total Liabilities 2,067,658$ Shares Outstanding 53,761 (1) Adjustment reflects the potential PNOI impact of leasing the operating portfolio to a stabilized average occupancy of 97.0%. This will add PNOI when average occupancy is below 97.0% and subtract from PNOI when average occupancy is above 97.0%. (2) Adjustment reflects the potential additional PNOI impact of development and value-add projects in lease-up, under construction and transferred to the operating portfolio during the current quarter at 100% occupancy. (5) Adjustment includes projected remaining costs on development and value-add projects in lease-up and under construction as well as projected remaining costs on projects transferred from development to the operating portfolio during the current quarter. (3) Adjustment reflects the PNOI (cash basis) for real estate properties acquired during the quarter as if owned for the entire period. There were no acquisitions during the quarter. (4) Adjustment reflects the PNOI (cash basis) for real estate properties sold during the quarter. See page 13 for a complete list of dispositions during the quarter.

Q2 2026 Supplemental | Page 23 Outlook for 2026 (Unaudited)     Q3 2026 Y/E 2026 Q3 2026 Y/E 2026   Net income attributable to common stockholders $ 70,130 313,100 74,432 320,622 Depreciation and amortization 57,586 228,280 57,586 228,280 Gain on sales of real estate investments and non-operating real estate — (30,074) — (30,074) Funds from operations attributable to common stockholders* $ 127,716 511,306 132,018 518,828 Weighted average shares outstanding — Diluted 53,786 53,726 53,786 53,726 Per share data (diluted):         Net income attributable to common stockholders $ 1.30 5.83 1.38 5.97 Funds from operations attributable to common stockholders 2.37 9.52 2.45 9.66 The following assumptions were used for the mid-point: Metrics FFO per share $9.52 - $9.66 $9.46 - $9.66 $8.98 FFO per share increase over prior year 6.8% 6.5% 7.5% FFO per share,excluding gain on involuntary conversion and business interruption claims $9.48 - $9.62 $9.42 - $9.62 $8.95 FFO per share increase over prior year, excluding gain on involuntary conversion and business interruption claims 6.7% 6.4% 7.7% Same PNOI growth: cash basis (1) 6.3% - 7.3%(2) 5.7% - 6.7% (2) 6.7% Average month-end occupancy — Operating portfolio 95.3% - 96.1%(3) 95.0% - 96.0% 95.9% Average month-end occupancy — Same property pool 96.3% - 97.1%(2) 95.9% - 96.9%(2) 96.5% Development starts: Square feet 2.2 million 1.8 million 1.4 million Projected total investment $325 million $265 million $179 million Operating property acquisitions $215 million $160 million $143 million Operating property dispositions (Potential gains on dispositions are not included in the projections) $75 million $75 million $4 million Gross capital proceeds (4) $300 million $300 million $517 million General and administrative expense $26.7 million $26.3 million $24.0 million Low Range High Range (In thousands, except per share data) *This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms. Revised Guidance for Year 2026 April Earnings Release Guidance for Year 2026 Actual for Year 2025 (1) Excludes straight-line rent adjustments, amortization of market rent intangibles for acquired leases, and income from lease terminations. (2) Includes properties which have been in the operating portfolio since 1/1/25 and are projected to be in the operating portfolio through 12/31/26; includes 58,047,000 square feet. (3) Represents estimated average month-end occupancy from January-December 2026. Average month-end occupancy for July-September 2026 is estimated to be between 95.2%-96.0%. (4) Gross capital proceeds includes proceeds raised from external sources, such as new long-term debt or equity issuances; excludes borrowings on the unsecured bank credit facilities.

Q2 2026 Supplemental | Page 24 Glossary of REIT Terms Listed below are definitions of commonly used real estate investment trust (“REIT”) industry terms. For additional information on REITs, please see the National Association of Real Estate Investment Trusts (“Nareit”) web site at www.reit.com. Adjusted Debt-to-Pro Forma EBITDAre Ratio: A ratio calculated by dividing a company’s adjusted debt by its pro forma EBITDAre. Debt is adjusted by subtracting the cost of development and value-add properties in lease-up or under construction. EBITDAre is further adjusted by adding an estimate of NOI for significant acquisitions as if the acquired properties were owned for the entire period, and by subtracting NOI from development and value-add properties in lease-up or under construction and from properties sold during the period. The Adjusted Debt-to-Pro Forma EBITDAre Ratio is a non-GAAP financial measure used to analyze the Company’s financial condition and operating performance relative to its leverage, on an adjusted basis, so as to normalize and annualize property changes during the period. Cash Basis: The Company adjusts its GAAP reporting to exclude straight-line rent adjustments and amortization of market rent intangibles for acquired leases. The cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Debt-to-EBITDAre Ratio: A ratio calculated by dividing a company’s debt by its EBITDAre; this non-GAAP measure is used to analyze the Company’s financial condition and operating performance relative to its leverage. Debt-to-Total Market Capitalization Ratio: A ratio calculated by dividing a company’s debt by the total amount of a company’s equity (at market value) and debt. Earnings Before Interest Taxes Depreciation and Amortization for Real Estate (“EBITDAre”): In accordance with standards established by Nareit, EBITDAre is computed as Earnings, defined as Net Income, excluding gains or losses from sales of real estate investments and non-operating real estate, plus interest, taxes, depreciation and amortization. EBITDAre is a non-GAAP financial measure used to measure the Company’s operating performance and its ability to meet interest payment obligations and pay quarterly stock dividends on an unleveraged basis. Funds From Operations (“FFO”): FFO is the most commonly accepted reporting measure of a REIT’s operating performance, and the Company computes FFO in accordance with standards established by Nareit in the Nareit Funds from Operations White Paper — 2018 Restatement. It is equal to a REIT’s net income (loss) attributable to common stockholders computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains and losses from sales of real estate property (including other assets incidental to the Company’s business) and impairment losses, adjusted for real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure used to evaluate the performance of the Company’s investments in real estate assets and its operating results. FFO, Excluding Gain on Involuntary Conversion and Business Interruption Claims: A reporting measure calculated as FFO (as defined above), adjusted to exclude gain on involuntary conversion and business interruption claims. The Company believes that this exclusion presents a more meaningful comparison of operating performance. Interest and Fixed Charge Coverage Ratio: A non-GAAP financial measure calculated by dividing the Company’s EBITDAre by its interest expense. We believe this ratio is useful to investors because it provides a basis for analysis of the Company’s leverage, operating performance and its ability to service the interest payments due on its debt. Industrial Properties: Generally consisting of one or more buildings comprised of four concrete walls tilted up on a slab of concrete. An internal office component is then added. Business uses include warehousing, distribution, light manufacturing and assembly, research and development, showroom, office, or a combination of some or all of the aforementioned. Leases Expiring and Renewal Leases Signed of Expiring Square Feet: Includes renewals during the period with terms commencing during the period and after the end of the period. Operating Land: Land with no buildings or improvements that generates income from leases with tenants; included in Real estate properties on the Consolidated Balance Sheets. Operating Properties: Stabilized real estate properties (land including buildings and improvements) in the Company’s operating portfolio; included in Real estate properties on the Consolidated Balance Sheets. Percentage Leased: The percentage of total leasable square footage for which there is a signed lease, including month-to- month leases, as of the close of the reporting period. Space is considered leased upon execution of the lease. Percentage Occupied: The percentage of total leasable square footage for which the lease term has commenced as of the close of the reporting period.

Q2 2026 Supplemental | Page 25 Glossary of REIT Terms Property Net Operating Income (“PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense) plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments. PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results. Real Estate Investment Trust (“REIT”): A company that owns and, in most cases, operates income-producing real estate such as apartments, shopping centers, offices, hotels and warehouses. Some REITs also engage in financing real estate. The shares of most REITs are freely traded, usually on a major stock exchange. To qualify as a REIT, a company must distribute at least 90 percent of its taxable income to its stockholders annually. A company that qualifies as a REIT is permitted to deduct dividends paid to its stockholders from its corporate taxable income. As a result, most REITs remit at least 100 percent of their taxable income to their stockholders and therefore owe no corporate federal income tax. Taxes are paid by stockholders on the dividends received. Most states honor this federal treatment and also do not require REITs to pay state income tax. Rental rate changes on new and renewal leases: • Cash Basis - Rental rate changes are calculated as the difference, weighted by square feet, of the annualized base rent due the first month of the new lease’s term and the annualized base rent of the rent due the last month of the former lease’s term, for leases signed during the reporting period. If free rent, discounts, or premiums are in the lease terms, then the first full rent value is used. • Straight-Line Basis - Rental rate changes are calculated as the difference, weighted by square feet, of the average rent over the life of the new lease and the average rent over the life of the former lease, for leases signed during the reporting period. • Rent amounts exclude amortization of market rent intangibles for acquired leases, hold over rent, and base stop amounts. These calculations exclude leases with terms of less than 12 months and leases for first generation space on properties acquired or developed by EastGroup. Same Properties: Operating properties owned during the entire current and prior year reporting periods. Properties developed or acquired are excluded until held in the operating portfolio for both the current and prior year reporting periods. Properties sold during the current or prior year reporting periods are excluded. The Same Property Pool includes properties which were included in the operating portfolio for the entire period from January 1, 2025 through June 30, 2026. Same Property Net Operating Income (“Same PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense), plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments, for the same properties owned by the Company during the entire current and prior year reporting periods. Same PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results on a same property basis. Same PNOI, Excluding Income from Lease Terminations: Same PNOI (as defined above), adjusted to exclude income from lease terminations. The Company believes it is useful to evaluate Same PNOI, Excluding Income from Lease Terminations, on both a straight-line and cash basis. The straight-line basis is calculated by averaging the customers’ rent payments over the lives of the leases; GAAP requires the recognition of rental income on the straight-line basis. The cash basis excludes adjustments for straight-line rent and amortization of market rent intangibles for acquired leases; the cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Straight-Lining: The process of averaging the customer’s rent payments over the life of the lease. GAAP requires real estate companies to “straight-line” rents. Total Return: A stock’s dividend income plus capital appreciation/depreciation over a specified period as a percentage of the stock price at the beginning of the period. Value-Add Properties: Properties that are either acquired but not stabilized or can be converted to a higher and better use. Properties meeting either of the following two conditions are considered value-add properties: (1) Less than 75% leased as of the acquisition date (or will be less than 75% leased within one year of acquisition date based on near term lease roll), or (2) 20% or greater of the cumulative gross cost will be spent to redevelop the property. Properties qualifying under these conditions are placed into Value-Add Properties in the quarter in which (1) they are acquired, if condition 1 above is met, or (2) when construction to redevelop begins. Value-Add Properties are moved into the operating portfolio upon stabilization, meaning the earlier of achieving 90% or greater occupancy or 12 months from the acquisition date or completion of the redevelopment, as applicable.